SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant |X|

Filed by a party other than the registrant |_|

Check the appropriate box:                  |_|    Confidential, for Use of the
|_|    Preliminary Proxy Statement                 Commission Only (as permitted
|X|    Definitive Proxy Statement                  by Rule 14a-6(e)(2))
|_|    Definitive Additional Materials
|_|    Soliciting Material Pursuant to ? Rule 240.14a-11(c) or ? Rule 240.14a-12

                                    IPI, Inc.
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|    No fee required
|_|    $125 per Exchange Act Rule o-11(c)(1)(ii), 14a-6(i)(1) or Item 22(a)(2)
       of Schedule 14A
|_|    Fee computed on table below per Exchange
       Act Rules 14a-6(i)(1) and 0-11.

       (1)      Title of each class of securities to which transaction applies:
       (2)      Aggregate number of securities to which transactions applies:
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       (4)      Proposed maximum aggregate value of transaction:
       (5)      Total fee paid:

|_|    Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                  (1)    Amount Previously Paid:
                  (2)    Form, Schedule or Registration Statement No.:
                  (3)    Filing Party:
                  (4)    Date Filed:

                                    IPI, INC.

                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS


                                                          Minneapolis, Minnesota
                                                                  April 10, 2001

TO THE SHAREHOLDERS OF IPI, INC.:

         Notice is hereby given that the Annual Meeting of the Shareholders of IPI, Inc. will be held on April 30, 2001, at 11:00 a.m. at the IPI, Inc. corporate offices located at 8091 Wallace Road, Eden Prairie, Minnesota 55344, for the following purposes:

         1. To elect five directors to serve until the next Annual Meeting of Shareholders;

         2. To ratify and appoint Arthur Andersen LLP as independent auditors for fiscal year 2001; and

         3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on March 30, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

                                              By Order of the Board of Directors


                                              David A. Mahler
                                              SECRETARY



TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE. THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY.

                                    IPI, INC.
                8091 WALLACE ROAD, EDEN PRAIRIE, MINNESOTA 55344

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 30, 2001
                                 PROXY STATEMENT

         This Proxy Statement is furnished to the holders of common stock of IPI, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use in connection with the 2001 Annual Meeting of the Shareholders to be held April 30, 2001, and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of the Shareholders. The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will be mailed to the Shareholders on or about April 10, 2001. The cost of this solicitation will be borne by the Company.

         Shareholders of record at the close of business on March 30, 2001 will be entitled to vote at the Annual Meeting or any adjournment thereof. As of March 30, 2001, the Company had 4,859,087 shares of its common stock, $.01 par value (the "Common Stock"), issued, outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of voting securities of the Company. Each holder of outstanding shares of the Common Stock is entitled to one vote per share on all matters being presented at the Annual Meeting. There is no cumulative voting.

         The enclosed proxy, when properly signed and returned to the Company, will be voted by the persons named therein at the Annual Meeting as directed therein. Proxies in which no designation is made with respect to the various matters of business to be transacted at the Annual Meeting will be voted for the nominees for directors as proposed herein; for the ratification of the appointment of Arthur Andersen LLP as independent auditors of the Company for the current year; and in the best judgment of the persons named in the proxy as to any other matters which may properly come before the Annual Meeting.

         A proxy may be revoked at any time prior to its being exercised at the Annual Meeting by written notification to the Secretary of the Company. Personal attendance at the Annual Meeting is not sufficient to revoke a proxy unless a written notice of proxy termination is filed with an officer of the Company at the Annual Meeting.

         Under Minnesota law, each item of business properly presented at a meeting of shareholders generally must be approved by the greater of (1) the affirmative vote of the holders of a majority of the voting power of the shares present, in person or by proxy, and entitled to vote on that item of business or
(2) the affirmative vote of the holders of a majority of the minimum number of shares entitled to vote that would constitute a quorum for the transaction of business at the meeting. Votes cast by proxy or in person at the Annual Meeting of Shareholders will determine whether or not a quorum is present. Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of the matter submitted to the shareholders for a vote.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth certain information with respect to the beneficial ownership of the Common Stock of the Company as of March 30, 2001,
(i) by each person known by the Company to beneficially own more than five percent (5%) of the outstanding Common Stock, (ii) by each of the directors and nominees for election to the Board of Directors of the Company, (iii) each of the executive officers of the Company named in the Summary Compensation Table below and (iv) by all directors and executive officers as a group. Unless otherwise noted, each person or group identified has sole voting and investment power with respect to the shares listed.

                                       Number of Shares
                                         Beneficially          Percent of
  Name and Address                         Owned(1)        Outstanding Shares(2)
  ----------------                       ------------      ---------------------
Dennis M. Mathisen                       1,601,044(4)             32.95%
  903 North Third Street
  Minneapolis, MN  55401

Marshall Financial Group, Inc.           1,592,044                32.76%
  903 North Third Street
  Minneapolis, MN  55401

Irwin L. Jacobs                          1,140,180(3)             23.46%
  100 South Fifth Street, Suite 2500
  Minneapolis, MN 55402

Jacobs Industries, Inc.                  1,115,180                22.95%
  100 South Fifth Street, Suite 2500
  Minneapolis, MN 55402

Daniel T. Lindsay                          428,271(5)              8.78%
  100 South Fifth Street, Suite 2500
  Minneapolis, MN 55402

Robert J. Sutter                           134,000                 2.69%
  8091 Wallace Road
  Eden Prairie, MN 55344

David C. Oswald                             30,100                  *
  8091 Wallace Road
  Eden Prairie, MN  55344

Howard E. Grodnick                          28,600(6)               *
  901 Third Street North
  Minneapolis, MN 55401

David M. Engel                              25,000                  *
  8091 Wallace Road
  Eden Prairie, MN  55344

Thomas C. Johnson                           17,000                  *
  8091 Wallace Road
  Eden Prairie, MN  55344

All directors and officers as a group    3,524,295                69.09%
  (13 individuals)

*        Less than one percent

(1) The table above contains options exercisable within 60 days of March 30, 2001 in the following amounts: Daniel T. Lindsay - 16,000 shares; Robert J. Sutter - 114,000 shares; David M. Engel - 22,000 shares; Howard E. Grodnick - 20,000 shares; David C. Oswald - 30,000 shares; Thomas C. Johnson - 16,000 shares, and all directors and executive officers as a group (thirteen persons) - 242,000 shares.

(2) Shares not outstanding but deemed beneficially owned by virtue of the right to acquire them as of March 30, 2001 or within sixty days of such date are treated as outstanding when determining the percentage shown for a person or group, but are not treated as outstanding when determining the percentages shown for any other person or group.

(3) Includes 1,115,180 shares owned by Jacobs Industries, Inc. Jacobs Industries, Inc. is owned 100% by Irwin L. Jacobs.

(4) Includes 1,592,044 shares held by Marshall Financial Group, Inc. which is owned 100% by Mr. Mathisen.

(5) Includes 49,271 shares held by Mr. Lindsay's wife, 5,000 shares held by Mr. Lindsay's adult son, and 5,000 shares held by Mr. Lindsay's minor son, all of which Mr. Lindsay disclaims beneficial interest.

(6) Includes 6,600 shares owned by Mr. Grodnick's wife, of which Mr. Grodnick disclaims beneficial interest.


                                CHANGE IN CONTROL

         On January 5, 1998, Jacobs Industries, Inc. ("JII") sold 1,608,500 shares (approximately 34%) of Common Stock to Marshall Financial Group, Inc. ("Marshall"), and certain affiliates of Marshall, pursuant to an Option Agreement, Security Agreement and Buy-Sell Agreement, dated May 28, 1997 for a purchase price per share of $4.20.

         Under the provisions of the Buy-Sell Agreement and upon specified notice, either JII or Marshall has the right to purchase certain shares owned by the other party, or to require the other party to purchase certain of its shares. The Buy-Sell Agreement terminates upon mutual agreement of JII and Marshall. JII owns 1,115,180 shares subject to the Buy-Sell Agreement, and Marshall owns 1,592,044 shares subject to the Buy-Sell Agreement.

                       PROPOSAL ONE: ELECTION OF DIRECTORS

         The number of members of the Board of Directors is currently set at six by the Company's Bylaws and resolutions adopted by the Board. All of the nominees below were elected to the Board of Directors at the last Annual Meeting and all are currently serving as directors of the Company, except for Mr. Oswald, who was appointed to the Board on April 26, 2000, by the Board of Directors to fill a vacancy created by Dr. Roering's resignation in December 1999. Under Minnesota law, as well as the Company's Articles of Incorporation and Bylaws, directors elected by the Board of Directors to fill vacancies serve only until the next Annual Meeting of Shareholders. The Company does not have a nominating committee of the Board of Directors. The nominees listed below have been nominated by the Board of Directors of the Company.

         Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the six nominees. Each nominee named below upon election will seve until the next annual meeting or until his successor has been elected and qualified. If, for any reason, any of the nominees become unavailable for election, the proxies solicited by the Board of Directors will vote for such other persons as the Board of Directors may designate. The Board of Directors has no reason to believe that any nominee will not be available or will not serve if elected.


                  INFORMATION CONCERNING THE DIRECTOR NOMINEES

         ROBERT J. SUTTER, 57, was elected President and Chairman of the Board of Directors of the Company in March 1994 and has also served as CEO of the Company since 1995. In January 2000, Mr. Sutter was also elected CEO and President of Change of Mind Learning Systems, Inc., a wholly owned subsidiary of the Company. From September 1995 until January 2000, Mr. Sutter has also served as CEO of Insty-Prints, Inc ("Insty-Prints"). From August 1991 to March 1994, Mr. Sutter was President of Minstar, Inc. and President and Chief Executive Officer of its subsidiary, Genmar Industries, Inc., a leading recreational power boat manufacturer. From 1989 to August 1991, Mr. Sutter was Senior Vice President of Operations of Jacobs Management Corporation. Prior to 1989, Mr. Sutter was President of the Sports Products Group of Minstar, Inc.

         IRWIN L. JACOBS, 59, was elected to the Board of Directors in March 1997. Mr. Jacobs is Chairman of the Board of Genmar Holdings, Inc., a leading recreational powerboat manufacturer. Mr. Jacobs has also served as Chairman and President of Jacobs Industries, Inc., a holding company (since 1977), President and director of Jacobs Management Corporation, a management services company (since 1981), Chairman of Watkins Incorporated, a company engaged in direct marketing of household and health products (since 1978), and Chairman of Jacobs Trading Company, a company engaged in wholesale of close-out merchandise (since
1989). Mr. Jacobs is the father-in-law of Howard Grodnick.

         DANIEL T. LINDSAY, 56, was elected to the Board of Directors in March 1997. Mr. Lindsay has served as a director of Genmar Holdings, Inc., a leading recreational powerboat manufacturer since 1994, Secretary and director of Jacobs Industries, Inc. (since 1977), Secretary and director of Watkins Incorporated (since 1979), and Secretary and director of Jacobs Management Corporation (since
1981).

         HOWARD E. GRODNICK, 39, was elected to the Board of Directors in March 1994. From 1990 to the present, Mr. Grodnick has been Vice President of Sales of Jacobs Trading Company. From 1986 to 1990, Mr. Grodnick was a manufacturer's representative for various lines of fashion apparel. Mr. Grodnick is the son-in-law of Irwin Jacobs.

         DENNIS M. MATHISEN, 61, was elected to the Board of Directors in December 1997. Mr. Mathisen is the Chairman of the Board of Governors of Marshall Ventures, LLC, and Chief Executive Officer of Marshall Financial Partners, L.P. Mr. Mathisen is President and 100% owner of Marshall Financial Group, Inc., and most recently was President, Chairman of the Board and Chief Executive officer of Mountain Parks Financial Corp. Mr. Mathisen is currently on the Board of Directors of Community First Bankshares, Inc. In 1977, he became associated with Irwin L. Jacobs and related companies, where he served until December 1988, principally as Executive Vice President of Jacobs Management Corporation.

         DAVID C. OSWALD, 46, was appointed by the Board of Directors on April 26, 2000, to fill a vacancy created by the resignation of Dr. Roering in December 1999. He was elected Vice President of the Company in December 1997, and President of Insty-Prints in January 2000. From 1997 to 2000 Mr. Oswald served as Executive Vice President of Insty-Prints. Mr. Oswald was an independent consultant in the quick printing industry from February 1993 to October 1993. From July 1989 through January 1993, Mr. Oswald was Director of Franchise Development for AlphaGraphics, Inc., a national quick print franchisor. From March 1988 to June 1989, Mr. Oswald was Vice President of Franchise Development for CopyMat, Inc., a regional quick print franchisor.

                                  VOTE REQUIRED

         If a quorum is present and voting, each director is elected by a majority of the votes cast for the election of directors at the Annual Meeting.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE.


                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         Directors who are employees of the Company do not receive any additional compensation for service as directors. Each non-employee director is solely compensated under the 1994 Non-Employee Directors Stock Option Plan, except for Messrs. Jacobs and Mathisen who chose not to accept any options under the plan. No options were granted to any director under the 1994 Non-Employee Directors Stock Option Plan during the fiscal year ended November 30, 2000.

         The Board of Directors has established two committees, an Audit Committee and a Compensation Committee. In April 2000, the Board of Directors elected Messrs. Lindsay, Grodnick and Mathisen to serve on the Audit Committee and Messrs. Lindsay, Grodnick and Mathisen to serve on the Compensation Committees. The Company does not have a nominating committee. Additional information about the Audit Committee is contained in the "Report of the Audit Committee" in this Proxy Statement.

         The Compensation Committee met one time during fiscal 2000. The Compensation Committee is authorized to establish remuneration levels for Executive Officers, review the performance of the Chief Executive Officer, review management organization and development, review significant non-equity based employee benefit and executive compensation programs and establish and administer equity-based executive compensation programs.

         There were four meetings of the Board of Directors during fiscal 2000. Each director attended at least 75% of all meetings of the Board of Directors and meetings of the committees on which they served.

                            REPORT OF AUDIT COMMITTEE

         The function of the Audit Committee is to recommend to the Company's Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements and to review the planned scope of the annual external audit, the independent accountants' report to management and management's responses thereto. The Audit Committee met once during the fiscal year ended November 30, 2000. The Audit Committee operates under an Audit Charter, adopted effective August 24, 2000. A copy of the Audit Charter is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee is an independent director by the American Stock Exchange listing standards.

         The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended November 30, 2000. The Audit Committee has also discussed with the independent auditors, Arthur Andersen LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by the Auditing Standards board of the American Institute of Certified Public Accountants.

         The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-KSB for the year ended November 30, 2000 filed with the Securities and Exchange Commission.

      DENNIS M. MATHISEN         HOWARD GRODNICK         DANIEL T. LINDSAY
           (CHAIR)

                BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                        EXECUTIVE OFFICERS OF THE COMPANY

         Below is certain biographical information with regard to the Company's current executive officers.

         DAVID M. ENGEL, 53, was elected Chief Financial Officer of the Company on March 17, 1995 and has been Vice President - Finance and Chief Financial Officer of Insty-Prints since January 1995. In January 2000, Mr. Engel was elected as Vice President Finance and Chief Financial Officer of Change of Mind Learning Systems, Inc. From January 1993 to January 1995, Mr. Engel was President and Chief Operating Officer of Mac Birdie Golf Gifts, Inc., a Minnesota corporation and franchisor of retail shops selling golf accessories and related items. From January 1978 to January 1993, Mr. Engel was employed by Farm Credit Bank of St. Paul, Minnesota with his most recent position being that of Senior Vice President - Finance.

         DAVID A. MAHLER, 44, was elected Secretary of the Company in March 1994. In January 2000, Mr. Mahler was elected as Secretary of Change of Mind Learning Systems, Inc. He also served as Chief Financial Officer of the Company from March 1994 to March 17, 1995. Mr. Mahler has been Treasurer of Insty-Prints since September 1989. He has been Vice President and Treasurer of Jacobs Management Corporation since 1985 and also currently serves as an officer for several other companies affiliated with Jacobs Management Corporation. Mr. Mahler spends approximately 20% of his time working for the Company.

         ROBERT E. WARMKA, 35, was elected Vice President - Franchise Services of Insty-Prints in July 1999. Mr. Warmka was Director - Franchise Services for Insty-Prints from April 1996 to July 1999. He was Regional Operations Manager - Franchise Field Services for Insty-Prints from March 1995 until March 1996. He was a Sales Representative for Anderberg-Lund Printing Company, St. Louis Park, Minnesota, from July 1993 to March 1995. From January 1993 until July 1993, Mr. Warmka was a Sales Representative for Ramaley Printing Company in St. Paul, Minnesota.

         ROBERT W. ORTHEY, 56, was elected Senior Vice President of Change of Mind Learning Systems, Inc. in June 2000. He was Director of Marketing for Coulder Company, St. Paul, Minnesota from 1998 to 1999. From 1993 to 1998, Mr. Orthey was Vice President Sales and Marketing for Computer Chrome, St. Paul, Minnesota.

         JERALD L. BARNHART, 58, was elected Vice President of Change of Mind Learning Systems, Inc. in January 2000. He served as Dreamcatcher Franchise Corporation of Colorado (DFCC) Senior Vice President for Sales, Secretary and Director from 1996 until 2000. From December 1994 until 2000, Mr. Barnhart also served as Vice President and Chief of Operations of an affiliate of DFCC.

         MARGO W. BARNHART, 54, was elected Vice President of Change of Mind Learning Systems, Inc. in January 2000. Ms. Barnhart received her Doctor of Education from Harvard University in 1991. She has served as President, Chief Executive Officer and Director of DFCC from 1996 until 2000 and held the same positions with an affiliate of DFCC from 1994 until 2000.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the cash and non-cash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and each of the Company's most highly paid executive officers whose total annual salary and bonus exceeded $100,000 (the "Named Executives").

                                                                                 Long-Term Compensation Awards
                                                                               ---------------------------------
                                                  Annual Compensation          # of Securities
Name and                                  ----------------------------------      Underlying      All Other
Principal Position                Year      Salary        Bonus     Other(1)      Options(2)     Compensation(3)
--------------------------        ----    ----------    ---------   --------   ---------------   ---------------
Robert J. Sutter                  2000    $ 307,000    $      --     $  780             --          $   2,625
 PRESIDENT & CHIEF                1999    $ 206,900    $ 107,650     $  660         10,000          $   2,500
 EXECUTIVE OFFICER                1998    $ 205,300    $ 109,750     $  528             --          $   2,500

David C. Oswald                   2000    $ 160,000    $      --     $  780         40,000          $   2,393
 VICE PRESIDENT &                 1999    $  98,000    $  41,950     $  485         10,000          $   1,730
 PRESIDENT OF INSTY-PRINTS        1998    $  94,182    $  43,000     $  364             --          $   1,110

David M. Engel                    2000    $  84,000    $      --     $  368             --          $   1,277
 CHIEF FINANCIAL                  1999    $  72,000    $  32,850     $  300         10,000          $   1,573
 OFFICER                          1998    $  69,382    $  34,250     $  235             --          $   1,544

Thomas C. Johnson(4)              2000    $  89,500    $      --     $  400             --          $   1,386
 VICE PRESIDENT-                  1999    $  86,500    $  27,650     $  456         10,000          $   1,716
 OPERATIONS                       1998    $  83,266    $  34,950     $  308         10,000          $   1,773


(1)      Represents amounts paid for life insurance.

(2) Represents options granted to purchase shares of Common Stock of the Company.

(3) The amount represents the Company contribution for its 401(k) Plan for the individual.

(4) Effective December 2000, Mr. Johnson resigned as a Vice President of the Company and Vice President -- Marketing of Insty-Prints.

                    STOCK OPTION GRANTS AND EXERCISES TABLES

         The following tables summarize stock option grants and exercises during fiscal 2000 to or by the Named Executives. Although the Company's 1994 Long-Term Incentive Plan allows the granting of Stock Appreciation Rights ("Rights"), no Rights were granted or exercised during fiscal 2000.


                          OPTION GRANTS IN FISCAL 2000

                                                      Individual Grants
                      ------------------------------------------------------------------------------
                              Number of          % of total Options  Exercise or
                      Securities Underlying   Granted to Employees   Base Price
Name                     Options Granted (1)        in Fiscal 2000    ($/Sh)(2)      Expiration Date
--------------------------------------------  ---------------------  -----------  ------------------
Robert J. Sutter               0                        N/A              N/A                N/A

David M. Engel                 0                        N/A              N/A                N/A

David C. Oswald             40,000                     46.0%            $4.00          04/26/10

Thomas C. Johnson(3)           0                        N/A              N/A                N/A

(1) Each stock option granted has a ten-year term. The options granted vest and become exercisable over five years in equal installments.

(2) All stock options were granted with an exercise price of $4.00 per share, an amount that is not less than the fair market value of the Common Stock on the date of grant, which was the closing price of the Common Stock as reported on the Nasdaq Small-Cap Market or American Stock Exchange on such date.

(3) Effective December 2000, Mr. Johnson resigned as a Vice President of the Company and Vice President -- Marketing of Insty-Prints.


                 AGGREGATED OPTION EXERCISES IN FISCAL 2000 AND
                       OPTION VALUES AT END OF FISCAL 2000

                                                                                  November 30, 2000
                                                               ----------------------------------------------------
                                                                       Number of                   Value of
                                Number of                        Securities Underlying           Unexercised
                              Shares Acquired      Value          Unexercised Options      In-the-Money Options(1)
Name                           on Exercise      Realized(1)   Exercisable/Unexercisable   Exercisable/Unexercisable
---------------------------------------------   -----------   -------------------------   -------------------------
Robert J. Sutter                   -0-             -0-             114,000/6,000                   -0-/-0-

David M. Engel                     -0-             -0-              22,000/8,000                   -0-/-0-

David C. Oswald                    -0-             -0-              30,000/40,000                  -0-/-0-

Thomas C. Johnson(2)               -0-             -0-              16,000/0                       -0-/-0-

(1) Value has been determined based upon the difference between the per share option exercise price and the market value of the Common Stock at the date exercised on November 30, 2000 as reported by the American Stock Exchange.

(2) Effective December 2000, Mr. Johnson resigned as a Vice President of the Company and Vice President -- Marketing of Insty-Prints.

                              CERTAIN TRANSACTIONS

             MANAGEMENT AGREEMENT WITH JACOBS MANAGEMENT CORPORATION

         The Company and Insty-Prints have each entered into separate, but substantially identical, one-year Management Services Agreements (collectively, the "Management Agreements") with Jacobs Management Corporation, an affiliate of the Company, each effective as of December 1, 2000. The Management Agreements are renewable for two additional one year terms, unless the parties otherwise agree. Accordingly, the Agreements are in effect until December 1, 2003. Jacobs Management Corporation is owned approximately 68% by Irwin L. Jacobs and 32% by Daniel T. Lindsay, both directors of the Company.

         Pursuant to the Management Agreements, the Company and Insty-Prints have engaged Jacobs Management Corporation to provide managerial and advisory services to both companies when required, including services with respect to general management, financial management, general accounting, marketing and sales assistance, insurance, tax matters, and personnel administration and public relations. The Management Agreements provide that Jacobs Management Corporation shall make available upon request qualified personnel to assist the Company and that Jacobs Management Corporation personnel shall monitor, examine and review the operations of the Company on a regular basis.

         For the services rendered under the Management Agreements and predecessor agreements, Jacobs Management Corporation received an annual management fee of $55,000, payable over twelve months, from the Company and $20,000 from Insty-Prints in fiscal 2000, 1999 and 1998. David A. Mahler, Secretary of the Company, who is also an employee of Jacobs Management Corporation, received no salary from the Company during fiscal 2000, 1999 and 1998, but was compensated by Jacobs Management Corporation.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and all persons who beneficially own more than ten percent of the outstanding shares of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such Common Stock. Officers, directors and greater than ten percent beneficial owners are also required to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, based upon a review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended November 30, 2000, all Section 16(a) filing requirements applicable to the Company's directors, executive officers and greater than ten percent beneficial owners were satisfied.

PROPOSAL TWO:  RATIFICATION AND APPOINTMENT OF INDEPENDENT AUDITORS

         Arthur Andersen LLP were the independent auditors for the fiscal year ended November 30, 2000, and the Company has selected them as auditors for the fiscal year ending November 30, 2001.

         AUDIT FEES

         The aggregate fees billed by Arthur Anderson LLP for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements for the fiscal year ended November 30, 2000 was $32,500.

         OTHER FEES

         During the fiscal year ended November 30, 2000, Arthur Anderson LLP billed the Company for services related to tax analysis and research in the amount of $5,475. There were no fees billed to the Company by Arthur Anderson LLP for any other services during the fiscal year, including financial information systems design and implementation services.

         Representatives of Arthur Andersen LLP are expected to be present at the meeting and will be allowed to make a statement if they wish. Additionally, they will be available to respond to appropriate questions from shareholders during the meeting.


                                  VOTE REQUIRED

         If a quorum is present and voting, the affirmative vote of a majority of the votes cast for the ratification and appointment of the independent auditors will be required to ratify and appoint the independent auditors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION AND APPOINTMENT OF THE INDEPENDENT AUDITORS.

                              SHAREHOLDER PROPOSALS

         Rule 14a-8 of the SEC permits shareholders of a company, after timely notice to the company, to present proposals for shareholder action in the company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by company action in accordance with the proxy rules. The Company's 2002 Annual Meeting of Shareholders is expected to be held on or about April 30, 2002, proxy materials for that meeting are expected to be mailed on or about March 17, 2002. Under SEC Rule 14a-8, shareholder proposals to be included in the Company's proxy statement for that meeting must be received by the Company on or before January 11, 2002.

                                  OTHER MATTERS

         The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those listed in the Notice of Annual Meeting of Shareholders. However, if other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their best judgment on such matters insofar as the proxies are not limited to the contrary.

         To the extent that information contained in the Proxy Statement is peculiarly within the knowledge of persons other than the management of the Company, it has relied on such persons for the accuracy and completeness thereof.

                                  ANNUAL REPORT

         An Annual Report of the Company setting forth the Company's activities and containing financial statements of the Company for the fiscal year ended November 30, 2000 accompanies this Notice of Annual Meeting and Proxy Statement.


        PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.


                      By Order of the Board of Directors,
                      David A. Mahler, SECRETARY



Appendix A            Audit Committee Charter

                                                                      Appendix A

                                    IPI, INC.
                               BOARD OF DIRECTORS
                             AUDIT COMMITTEE CHARTER

Membership

o        A minimum of three outside directors appointed by the full Board.

o        Chairman is appointed by the full Board to a one-year term.

o In accordance with the rules of Amex, all members shall be independent non-executive directors, free from any relationship that would interfere with the exercise of their independent judgment. In accordance with the rules of Amex, all members of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and at least one member of the Committee shall have appropriate accounting or related financial and/or executive management expertise.

o The Secretary to the Board or CFO is appointed by the Committee to serve as non-voting Secretary. The CFO and staff and other management employees are available to the Committee.

Responsibility

The Audit Committee ("Committee") is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (1) the quarterly and annual financial information to be provided to shareholders and the Securities and Exchange Commission ("SEC"); (2) the system of internal controls that management has established; and (3) the external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

Authority

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

Meetings

The Committee is to meet a minimum of twice annually and as many additional times as the Committee deems necessary. The meetings are to include, at a minimum, the CEO, the CFO, Committee Secretary and independent accountants. The Committee is to meet separately with the independent accountants at least once each year and at other times when considered appropriate.

Specific Duties

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Amex Audit Committee requirements.

2. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls. Obtain annually, in writing from the independent accountants, their letter as to the adequacy of such controls.

3. Review with the Company's management and independent accountants the significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

4. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by them in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

6. Have a pre-determined arrangement with the independent accountants that they will advise the Committee through its Chairman and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

7. At the completion of the annual audit, review with management and the independent accountants the following:

         a) The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

         b) Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

         c) Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a non-standard report on the Company's financial statements.

         d) Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards ("SAS") 61, as amended by SAS 90, relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants regarding their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

         If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

8. After preparation by management and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

10. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and review follow-up reports on action taken regarding the aforementioned recommendations.

11. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

12. As part of the review of the annual financial statements, receive an oral report(s) (at least annually) from the Company's management concerning legal and regulatory matters that may have a material impact on the financial statements.

13. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of the Amex, Statements of Auditing Standards and other accounting, legal and regulatory provisions.

                                    IPI, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                           IPI, Inc. Corporate Offices
                                8091 Wallace Road
                          Eden Prairie, Minnesota 55344

                             MONDAY, APRIL 30, 2001
                                   11:00 A.M.








IPI, Inc.
8091 Wallace Road
Eden Prairie, MN  55344                                                    PROXY
--------------------------------------------------------------------------------

The undersigned, revoking all prior proxies given by the undersigned for the Annual Meeting of the Shareholders of IPI, Inc. to be held on Monday, April 30, 2001 at 11:00 a.m., at the principal offices of IPI, Inc. located at 8091 Wallace Road, Eden Prairie, Minnesota 55344, hereby appoints Robert J. Sutter and David A. Mahler, or either of them as proxies, with full power of substitution and revocation, to represent and to vote for the undersigned and in the name of the undersigned all shares of common stock of IPI, Inc. of the undersigned held as of March 30, 2001, as if the undersigned were personally present and voting at said Annual Meeting, and any adjournment or adjournments or postponements thereof, upon the matters set forth below.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. It will be voted on the matters set forth on the reverse side of this form as directed by the stockholder, but if no direction is made in the space provided, it will be voted FOR the election of all nominees to the Board of Directors named herein and FOR the other proposals.




                      SEE REVERSE FOR VOTING INSTRUCTIONS.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided.


















                  [DOWN ARROW] PLEASE DETACH HERE [DOWN ARROW]







         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.


1.  Election of directors:      01 Robert J. Sutter        04 Daniel T. Lindsay
                                02 Dennis M. Mathisen      05 Howard E. Grodnick
                                03 Irwin L. Jacobs         06 David C. Oswald

                [ ] Vote FOR           [ ] Vote WITHHELD
                    all nominees           from all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO     ___________________________________
VOTE FOR ANY INDICATED NOMINEE,            |                                   |
WRITE THE NUMBER(S) OF THE NOMINEE(S)      |___________________________________|
IN THE BOX PROVIDED TO THE RIGHT.)

2.  Ratification and appointment of Arthur
    Andersen LLP as independent auditors
    for the fiscal year 2001.              [ ] For     [ ] Against   [ ] Abstain

3. In their discretion, the proxies are authorized to transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL

Address Change? Mark Box [ ]                 Date
Indicate changes below:                          -------------------------------
                                            ___________________________________
                                           |                                   |
                                           |                                   |
                                           |___________________________________|
                                            Signature(s) in Box
                                            Shareholder must sign exactly as the
                                            name appears at left. When signed as
                                            a corporate officer, executor,
                                            administrator, trustee, guardian,
                                            etc. please give full title as such.
                                            Both joint tenants must sign.